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                                                                    Exhibit 10.7

               AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Amendment") is made this 3rd day of April, 2000, by and between Bank of America, N.A., a national banking association (the "Bank") and Blue Rhino Corporation, a Delaware corporation (the "Borrower").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Bank and Borrower are parties to that certain Amended and Restated Loan Agreement dated December 9, 1999 (the "Loan Agreement"), pursuant to which Bank extended a revolving line of credit to the Borrower (the "Loan"), in the principal amount of $25,000,000 (all capitalized terms appearing herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement); and

     WHEREAS, Bank and Borrower have now agreed that Bank will increase the amount of the Loan by $5,000,000, to a total of $30,000,000; and

     WHEREAS, the parties hereto wish to amend the Loan Agreement to provide for the increase in the amount of the Loan to Borrower; and

     WHEREAS, the parties wish to set forth their agreement with respect to the foregoing matters herein;

     NOW, THEREFORE, in consideration of the premises, the Bank's agreement to increase the Loan to Borrower, the mutual promises set forth below, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

     1.   Amendment to Increase Loan.  The Loan Agreement is amended  hereby in
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Section 2, Loan, by deleting paragraph A thereof and substituting in lieu
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thereof the following new paragraph:

               A.   Revolving Line of Credit. (i) Subject to the terms hereof,
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          Bank agrees to extend a revolving line of credit (the "Revolver") to
          Borrower, in the original principal amount of up to Thirty Million Dollars ($30,000,000), for the purpose of financing Borrower's short-term working capital needs, including but not limited to payments under letters of credit issued for the benefit of Borrower, and financing acquisitions by Borrower. The Revolver will be available during the period commencing on the date hereof and continuing until August 31, 2001 (which date, as extended in accordance with the terms hereof, shall be the "Maturity Date"). Borrower may from time to time borrow, repay and re-borrow, subject to the Borrowing Base Agreement attached hereto as Exhibit "A" and by reference made a part hereof, and the Borrowing Base set forth
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          therein (the "Borrowing Base"). Borrower shall execute and deliver to
          Bank a promissory note (the "Note") in the principal amount of $30,000,000, which Note shall bear interest and be payable in accordance with the terms set forth hereinbelow. It is further provided that the commitment of the Bank to continue to make the Revolver available to the Borrower beyond the Maturity Date is subject to annual review by the Bank (subject to and following receipt of the Borrower's annual report of audit as provided hereinafter), and the Bank may, in its sole discretion, elect to renew the commitment for an additional year, whereupon the Maturity Date shall be extended to the date that is one year after the then-current Maturity Date.

     2.   Collateral for Loan.  Repayment in full of the Loan, as increased by
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this Amendment, shall be secured by all Collateral described in the Loan
Agreement. Borrower hereby expressly affirms and agrees that the Security Agreement dated of even date with the Loan Agreement (the "Security Agreement"), granting a security interest to Bank in all of Borrower's accounts, inventory and equipment, shall be deemed to cover and apply to the Loan, as increased by this Amendment, and that repayment of the Loan, as increased by this Amendment, shall be secured thereby to the same extent as if the Loan had been in original principal amount of $30,000,000.

     3.   Guaranties.  Repayment in full of the Loan, as increased by this
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Amendment, shall be guaranteed by each of the Guarantors pursuant to the
Guaranties, and payment and performance of such Guaranties shall be secured by all Collateral granted therefor. Each of the Guarantors shall execute an acknowledgment, in form satisfactory to the Bank, that their obligations pursuant to their Guaranty, and any Collateral therefor, shall extend to the Loan, as increased by this Amendment.

     4.   Conditions Precedent to Amendment.  The Bank's obligation to  increase
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the Loan shall be subject to the satisfaction of the following conditions, in form and substance reasonably acceptable to the Bank and the Bank's counsel:

     A.   Note.  Execution and delivery of the Note, in the principal amount of
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$30,000,000.

     B.   Acknowledgment of Guaranties.  Execution and delivery of an
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acknowledgment from each of the Guarantors to the effect that their Guaranty, and any Collateral therefor, extends to the Loan, as increased by this Amendment.

     C.   Consent of Holder of Convertible Notes.  The holder of the Convertible
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Notes has approved the increase in the Loan and has amended the terms of the
Convertible Notes, in a manner satisfactory to the Bank, so that such Convertible Notes are subject and subordinate to the Loan as increased by this Amendment.

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     D.   No Defaults. Borrower has provided documentation acceptable to the
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Bank that no condition or event of default under the Loan Agreement exists or will exist after giving effect to the increase in the amount of the Loan.

     E.   Amended Borrowing Base Agreement. Borrower has executed and delivered
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an amended Borrowing Base Agreement, reflecting the increased amount of the
Loan.

     F.   Commitment Fee. Borrower has paid Bank a commitment fee in the amount
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of $10,000.

     G.   Miscellaneous. Borrower has provided all other Loan Documents or items
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that are customarily provided in loan transactions of this type and all other loan documents or items set forth in the commitment letter.

     5.   Waivers. Provided that Borrower complies with all of the conditions to
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the increase in the Loan, as set forth in this Amendment, Bank agrees to waive
(a) compliance with the total liabilities to Tangible Net Worth ratio set forth in Section 6 (A) (i) of the Loan Agreement, as of the date hereof and until April 30, 2000, and (b) any violation of the limitation on borrowings set forth in Section 7 (E) of the Loan Agreement resulting solely from the assumption by Borrower, as of the date hereof, of liability for certain deferred compensation arrangements disclosed to and approved by the Bank. Such waivers are, however, limited to this Amendment and shall not apply or be deemed to apply to any other or further amendment or modification to the Loan Agreement.

     6.   Costs, Expenses and Attorneys' Fees. Borrower shall pay to Bank all
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costs and expenses, including reasonable attorneys' fees incurred by Bank in connection with (a) negotiation and preparation of this Amendment and each of the Loan Documents, and (b) Bank's continued administration thereof.

     7.   Representations and Warranties. Borrower represents and warrants to
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the Bank as follows:

          (a)  Power and Authority; Enforceability. Borrower has the power and
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     authority to execute and deliver this Amendment and to perform the terms and conditions of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), as amended and modified by this Amendment. The execution and delivery of this Amendment by the Borrower and the performance of the Loan Agreement and the other Loan Documents, as amended and modified by this Amendment, do not and will not violate any law, rule or regulation, or constitute a breach of the articles of organization, operating agreement or resolutions of Borrower or any agreement to which Borrower is a party or by which its assets are bound. The Loan Agreement and the other Loan Documents, as amended and modified by this Amendment, constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, and similar laws and other law generally affecting the enforceability of creditors' rights and to general principles of equity.

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          (b)  No Default. Upon the execution and delivery of this Amendment by
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     the Borrower, the Borrower will not be in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in the Loan Agreement or the other Loan Documents, as amended and modified by this Amendment, or any other agreement or instrument to which any of them is a party.

          (c)  Representations. The representations and the information
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     furnished by the Borrower to the Bank with regard to this Amendment are and shall continue to be true and not misleading in all material respects. In addition, the representations and warranties of the Borrower to the Bank contained herein, in the Loan Agreement, in the other Loan Documents and in any other document or instrument executed or delivered by the Borrower in connection therewith, are and shall continue to be true and not misleading in all material respects, except as otherwise disclosed in writing to the Bank and approved by the Bank prior to the date hereof.

     8.   Covenants. The Borrower covenants and agrees that, unless the Bank
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shall otherwise consent in writing, the Borrower shall:

          (a)  Compliance with Covenants. Continue to comply with all of the
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     terms, covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended and modified by this Amendment.

          (b)  Further Assurances. Execute and deliver such further instruments,
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     and take such further action as the Bank may reasonably request, in each case to further effect the purposes of the Loan Agreement and the other Loan Documents, as modified by this Amendment.

     9.   Ratification.  Except as expressly amended hereby, the Loan Agreement
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shall be and remain in full force and effect in accordance with its terms. The
Borrower stipulates and agrees that there exists no defense, claim of setoff, or claim in avoidance of any of its liabilities or obligations under or pursuant to the Loan Agreement, as so amended.

     10.  Miscellaneous.
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     (a)  All references to the "Loan Agreement" in the Loan Agreement shall hereafter mean and refer to the Loan Agreement as previously amended and as amended hereby.

     (b) All references to the "Loan Agreement" in the other Loan Documents shall hereafter mean and refer to the Loan Agreement as previously amended and as amended hereby.

     (c) In the event of any conflict between the terms of this Amendment and the Loan Documents, the terms of this Amendment shall control and govern.

     (d) All capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

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     11.  Counterparts. This Amendment may be executed in separate counterparts,
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and said counterparts taken together shall be deemed to constitute one and the same instrument. An executed copy of this Amendment delivered by telecopier shall have the same effect as an originally executed copy of this Amendment.

     12.  NO ORAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS
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REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY
EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.



     IN WITNESS WHEREOF, the parties hereto have executed the foregoing Amendment to Amended and Restated Loan Agreement as of the date first above written.



                                   BORROWER:
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                                   BLUE RHINO CORPORATION

ATTEST:

                                   By:_______________________________
__________________________         Title:____________________________
       Secretary
    [Corporate Seal]



                                   BANK:
                                   ----


                                   BANK OF AMERICA, N.A.

                                   By: ______________________________
                                   Title: ___________________________

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